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                                                                   Exhibit 10.5

                       GUARANTY OF PAYMENT AND PERFORMANCE

                                       AND

                        CONTRACT OF AFFIRMATIVE COVENANTS

THIS GUARANTY OF PAYMENT AND PERFORMANCE AND CONTRACT OF AFFIRMATIVE COVENANTS (the "GUARANTY") is made as of the ____ day of July 2000, by the undersigned (herein collectively referred to as the "GUARANTOR", whether one or more) for the benefit of GATEWAY BANK, a federal savings bank (hereinafter referred to as "GB")

                                   WITNESSETH:

WHEREAS, MONUMENT MORTGAGE, INC., a California Corporation, hereinafter referred to as the "Seller") and GB, in its capacities as both "BUYER" and "CUSTODIAN", have entered into that certain Master Loan Participation And Custodian Agreement dated as of July ___, 2000, pursuant to which the Seller shall, from time to time, offer to sell to Buyer, with recourse, undivided participation interests in Loans, and Buyer shall, from time to time, agree to purchase such participation interests upon the terms and conditions set forth in the Participation Agreement; and

         WHEREAS, in order to secure the Seller's performance under the Participation Agreement, the Seller has granted to Buyer a security interest in the Loans and the related Mortgage Files and the Seller has agreed to execute such financing statements as Buyer, from time to time, deems necessary or appropriate to perfect the security interests therein granted; and

         WHEREAS, GB has required, as a condition to buying any participation interests in Loans under the Participation Agreement, and to further secure the Seller's performance under the Participation Agreement, that the Guarantor execute this Guaranty; and the Guarantor, by virtue of its interest in or relationship with the Seller, deems it to be in its best interest, based on sound business judgment, in that valuable benefits will be derived by Guarantor by virtue of such Participation Agreement, to execute and deliver to GB this Guaranty;

         NOW, THEREFORE, for and in consideration of the premises and of Ten and No/100 Dollars ($10.00) and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

1. DEFINED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Participation Agreement. The defined term "GB", when used herein, shall be deemed to include both the Buyer and the Custodian (whether or not the Custodian under the Participation Agreement continues to be GB).

2. RECITALS INCORPORATED. The recitals set forth on the first page of this Guaranty form the basis of this Guaranty and are fully incorporated into this agreement's section as though fully restated in this section of the Guaranty.

3. GUARANTY OF PAYMENT. The Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due and no matter how such shall become due, of

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the "financial liabilities of the Seller". The term "financial liabilities of the Seller" shall include all liabilities, direct or indirect, absolute or contingent, primary or secondary, joint, several or independent, of the Seller, which relate to the payment of money, cash or cash equivalents, interest thereon, penalties, fees, expenses or any other financial or monetary obligations, now or hereafter existing, due to or becoming due to, or held or to be held by, GB for its own account as Buyer or as Custodian or for others, created by, arising under or related to the Participation Agreement, and any and all renewals, extensions, increases or modifications thereof.

4. GUARANTY OF PERFORMANCE. The Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full performance, when due, and no matter how such shall become due, of all obligations and undertakings of the Seller under, by reason of or pursuant to the Participation Agreement, including, without limitation, the truth, accuracy and completeness of any and all representations and warranties made by Seller in the Participation Agreement, any Participation Certificate, or any other writing relating to the Participation Agreement (collectively, sometimes hereinafter referred to as the "PERFORMANCE OBLIGATIONS").

5. AGREEMENT TO BE BOUND BY PARTICIPATION AGREEMENT. The Guarantor hereby absolutely and unconditionally ratifies, confirms and agrees to comply in all respects with and be bound by the provisions of the Participation Agreement described above to the extent they relate to or affect the Guarantor in any respect.

6. BENEFIT OF GUARANTY. The benefit of this Guaranty shall automatically pass with a transfer or assignment of the Participation Agreement by GB or portions thereof or any interest therein to any assignee of GB.

7. ACTIONS BY GB. No action which GB may take or omit to take in connection with the Participation Agreement, any financial liabilities of the Seller to GB (including, without limitation, renewals, extensions, modifications and increases thereof), or any security for the payment of any indebtedness of the Seller to GB, or for the performance of any obligation or undertaking of the Seller, nor any course of dealing with the Seller or any other person, shall release the Guarantor from its obligations hereunder, affect this Guaranty in any way, or afford the Guarantor any recourse against GB. By way of example, but not in limitation of the foregoing, the Guarantor hereby expressly agrees that the Seller may, from time to time, without notice to the Guarantor:

         (a) Amend, change, or modify, in whole or in part, the Participation Agreement or any documents or instruments evidencing, securing or relating to any financial liabilities of the Seller or other obligation or undertaking of the Seller to GB;

         (b) Accelerate, change, extend, or renew the time for payment of the financial liabilities of the Seller or any other financial liabilities of the Seller arising under the Participation Agreement or under any documents or instruments evidencing, securing or relating to any financial liabilities of the Seller or other obligation or undertaking of the Seller to GB;

         (c) Compromise or settle any amount due or owing, or claimed to be due or owing, under the Participation Agreement or under any documents or instruments evidencing, securing or relating to any financial liabilities of the Seller or other obligation or undertaking of the Seller to GB;

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         (d) Surrender, release, or subordinate any or all security for any financial liabilities of the Seller or other obligation or undertaking of the Seller to GB or accept additional or substituted security therefor; and

         (e) Release any Guarantor, or substitute or add additional guarantors.

The provisions of this Guaranty shall extend and be applicable to all renewals, increases, amendments, extensions, modifications of and substitutions for the Participation Agreement, and all references herein to the Participation Agreement shall be deemed to include any renewal, increase, extension, amendment or modification thereof or substitution therefor.

8. WAIVER OF NOTICE. The Guarantor expressly waives notice of acceptance of this Guaranty, presentment for payment of any financial liabilities of the Seller, protest and notice of protest, demand, notice of dishonor, notice of any and all proceedings to collect amounts due under the Participation Agreement and to enforce any security given therefor and all other notices whatsoever, and diligence in collecting sums due under the Participation Agreement or the taking of any action with reference to the Participation Agreement or to any liability under this Guaranty.

9. DEFAULT. In the event of a default by the Seller under the Participation Agreement, GB shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument concerning or securing the financial liabilities of the Seller or other obligations or undertakings of the Seller evidenced by or arising under the Participation Agreement or the transactions contemplated by the Participation Agreement, in any order, and all rights, powers and remedies available to GB in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. The obligations of the Guarantor hereunder are independent of the obligations of the Seller, and GB may proceed directly to enforce all rights under this Guaranty without proceeding against or joining the Seller or any other person and without applying or enforcing any security for the Participation Agreement. The Guarantor hereby authorizes and empowers GB upon making demand for payment of the financial liabilities of the Seller, at its sole discretion, to exercise any right or remedy which GB may have and the Guarantor shall be liable to GB for any deficiency resulting from the exercise by it of any such right or remedy, even though any rights which the Guarantor may have against the Seller or others may be destroyed or diminished by exercise of any such right or remedy. Until all of the obligations of the Seller to GB have been paid and performed in full, the Guarantor shall have no right of subrogation to GB, and the Guarantor hereby waives any rights to enforce any remedy which GB may have against the Seller and any right to participate in any security for the Participation Agreement. Further, the Guarantor also hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Seller that arises hereunder and/or from the performance by the Guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of GB against the Seller or any security which GB acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

10. PROCEEDS. The Guarantor hereby authorizes GB, without notice to the Guarantor, to apply all payments and credits received from the Seller or from the Guarantor or realized from any security in such manner and in such priority as GB, in its sole judgment, shall see fit to the financial liabilities of the Seller or any other obligations or undertakings of the Seller which are the subject of this Guaranty.

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11. COSTS OF ENFORCEMENT. The Guarantor agrees to pay to GB all costs and expenses, including, without limitation, all court costs and reasonable attorneys' fees, incurred or paid by GB in enforcing this Guaranty.

12. SUCCESSORS AND ASSIGNS. The Guarantor's obligations hereunder shall not be assigned or delegated, but this Guaranty shall pass to and be fully binding upon, not only the Guarantor, but the successors, assigns, estate, heirs, legatees and legal representatives of the Guarantor. This Guaranty shall apply to and inure to the benefit of GB, its successors or assigns.

13. SUBORDINATION. The Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by the Seller to the Guarantor to the financial liabilities of the Seller evidenced by or arising under the Participation Agreement and agrees not to permit the Seller to repay, or to accept payment from the Seller of, such indebtedness or any part thereof without the prior written consent of GB.

14. REPRESENTATIONS. The Guarantor hereby represents and warrants that (a) this Guaranty is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms; (b) the execution, delivery, and performance by the Guarantor of this Guaranty do not and will not violate the Certificate or Articles of Incorporation or bylaws of such Guarantor or any authority having the force of law or any indenture, agreement, or other instrument to which the Guarantor is a party or by which the Guarantor or any of the properties or assets of the Guarantor are or may be bound; (c) there is no action or proceeding at law or in equity or by or before any court or governmental instrumentality or agency now pending or to the knowledge of the Guarantor threatened or affecting such Guarantor which may materially and adversely affect the financial condition of such Guarantor; (d) the Guarantor is solvent and will not be rendered insolvent by the execution and delivery of this Guaranty; (e) any and all financial statements of the Guarantor heretofore delivered to GB are true, complete and correct in all respects; (f) there has been no adverse change in the financial condition of the Guarantor or in the value of any of the assets described in such financial statements since the date of such statements; (g) the Guarantor does not have any material assets or any material liabilities or commitments, direct or contingent, other than those set forth in such financial statements; and (h) this Guaranty is given in furtherance of the business activities of the Guarantor and for a business purpose.

15. NO IMPAIRMENT. The obligations, guaranties, undertakings, covenants, agreements and duties of the Guarantor under this Guaranty shall in nowise be affected or impaired by any of the following, although without notice to or consent of such Guarantor:

                       (a) Any failure, omission or delay on the part of GB
               (i) to enforce, assert or exercise any right, power or remedy conferred on GB by the provisions of the Participation Agreement or otherwise inuring to the holders of the rights of GB under the Participation Agreement, or (ii) to make demand first upon the Seller or to proceed against the Seller;

                       (b) The voluntary or involuntary liquidation,
               dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, composition or other proceedings under laws for the protection of debtors affecting the Seller or any of the assets of the Seller, or any

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               discharge from liability or rejection of burdensome contracts or obligations in the course of or resulting from any such proceedings;

                       (c) The invalidity, deficiency, illegality or
               unenforceability of the Participation Agreement, in whole or in part, or of any of the provisions thereof, or failure to perfect or maintain perfection of any security, or any defense or excuse for failure to perform on account of force of nature, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever; or

16. NO ORAL CHANGE. This Guaranty may not be changed orally, and no obligation of the Guarantor can be released or waived by GB except by writing signed by GB.

17. GOVERNING LAW. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of California (the "State"). Any corporate Guarantor not incorporated or qualified to transact business under the laws of the State irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State and consents to service of process upon it in any legal proceedings arising out of the Participation Agreement, the financial liabilities of the Seller or any other obligations or undertakings of the Seller represented by the Participation Agreement and/or this Guaranty by serving the Secretary of State of the State in accordance with the provisions of applicable law governing service of process upon foreign corporations in the State.

18. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

19. HEADINGS. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof.

20. TERM. This Guaranty shall be irrevocable by the Guarantor until all financial liabilities of the Seller to GB have been completely repaid and all obligations and undertakings of the Seller under, by reason of, or pursuant to the Participation Agreement have been completely performed.

21. FINANCIAL STATEMENTS. The Guarantor will cause to be delivered to GB, as soon as practical (but in no event later than sixty (60) days) after the close of each calendar quarter and year (or fiscal quarter and year, if Guarantor operates on other than a calendar year), a statement of condition or balance sheet of the Guarantor as of the end of such quarter and year and quarterly and annual operating statements showing in reasonable detail all income and expenses of the Guarantor, which statements shall be certified by the Guarantor or, if requested by GB, by such other representatives of the Guarantor acceptable to GB, to be true and correct in all material respects. Such statements shall be prepared in accordance with sound accounting principles consistently applied.

22. NO DELAY OR WAIVER. No delay on the part of GB or any assignee of GB in exercising any right hereunder or any failure to exercise the same shall operate as a waiver of such right; nor in any event shall any modification or waiver of the provisions hereof be effective unless in writing; nor shall any such waiver be applicable except m the specific instance for which given.

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23. GUARANTORS. Unless the context in which used clearly indicates otherwise,
"Guarantor" shall mean the guarantors hereunder or any one of them, and the use of any gender shall be applicable to all genders. The obligations of such guarantors hereunder shall be joint and several.

24. OTHER GUARANTORS. The liabilities and obligations of the Guarantor hereunder shall not be reduced or limited by reason of any similar or dissimilar guaranty executed in favor of GB by any other person or entity, and this Guaranty Agreement shall be enforceable against the Guarantor without regard to such other guaranty or guaranties.

25. COUNTERPARTS. This Guaranty may be executed in counterparts, no one of which needs to be executed by all the guarantors hereto, which together shall constitute a single instrument and, regardless of whether it is executed by all guarantors, shall be binding upon all guarantors who have executed a counterpart.

26. ARMS-LENGTH TRANSACTION. This Guaranty has been entered into by the undersigned after arms-length negotiation between the undersigned or representatives of the undersigned and GB, the undersigned having been represented by counsel during such negotiation, and this Guaranty shall not be construed against GB on the ground that GB has prepared the same.

27. PAYMENTS. All payments made by the Guarantor under or by virtue of this Guaranty shall be paid in immediately available funds, in lawful money of the United States of America, to GB at the place of payment set forth in the Participation Agreement, or at such other place as GB may hereafter designate in writing. Each payment on any of the liabilities of the Seller shall be deemed to have been made by the Seller, unless express written notice is given to GB at the time of such payment that such payment is made by the Guarantor as specified in such notice.

28. NOTICES. All notices given or to be given hereunder (including changes of address) shall be sent by postage prepaid registered or certified mail, return receipt requested, to the following addresses:


If to GB:                Mrs. Poppi Metaxas
                         Gateway Bank, F.S.B.
                         919 Clement Street
                         San Francisco, CA 94118

If to Guarantor:         FiNet.Com, Inc.
                         Bishop Ranch 7
                         2527 Camino Ramon, Suite 200
                         San Ramon, CA 94583
                         Attention: Rick Cossano

With a copy to:          FiNet.com, Inc.
                         Bishop Ranch 7
                         2527 Camino Ramon, Suite 200
                         San Ramon, CA 94583
                         Attention: FiNet General Counsel


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29. NO INDUCEMENT. The Guarantor acknowledges and confirms to GB that the
Guarantor has not been induced to execute and deliver this Guaranty as a result of, and is not relying upon, any representations, warranties, agreements or conditions, whether express or implied or written or oral, by GB, Seller, or any other person. Without limiting the generality of the foregoing or any other provision of this Guaranty, insofar as the Guarantor is concerned:

(a) GB is not obligated to give any financial accommodations to the Seller or any other person, or to purchase or continue to purchase Loans under the Participation Agreement, or to change or extend the time of payment of, or renew or alter, any financial liabilities of the Seller or any other obligations or undertakings of the Seller, or of any other person, any security therefor or any liability incurred directly or indirectly in respect thereof;

(b) No person, including, without limitation, GB and the Seller, has made any representations to the Guarantor as to any matter which may affect or in any way relate to the financial condition, relationships or transactions of the Seller or any other person, including, without limitation, the business, assets, liabilities, type or value of any security therefor, financial condition, management or control of the Seller or any other person;

(c) GB is not obligated to notify the Guarantor or any other person of any change in the business, assets, liabilities, type or value of any security therefor, financial condition, management or control of the Seller or of any other person, and none of such changes shall release or otherwise impair any of the rights of GB against the Guarantor; and

(d) No failure by GB to obtain, perfect, protect, insure or realize upon any security for any of the financial liabilities of the Seller or any other obligations or undertakings of the Seller or of any other person or no other act or failure to act by GB shall release or otherwise impair any of the obligations of the Guarantor hereunder.

30. ACKNOWLEDGEMENT. THE GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE PARTICIPATION AGREEMENT AND AGREES TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS SET FORTH THEREIN APPLICABLE TO THE GUARANTOR.

31. CONTRACT OF AFFIRMATIVE COVENANTS. In addition to the GUARANTY OF PAYMENT set forth in Paragraph 3 above and the GUARANTY OF PERFORMANCE set forth in Paragraph 4 above, and all of the other terms and conditions of guaranty set forth in this Guaranty. Guarantor hereby covenants, agrees and commits to be jointly and severally liable to GB for all of the financial liabilities of the Seller, as defined in Paragraph 3 above, and the Performance Obligations of the Seller, as defined in Paragraph 4 above. Thus, Guarantor shall have direct and primary liability to GB for any default in payment by Seller of any or all of the financial liabilities of the Seller and any default in any or all of the Performance Obligations of the Seller, Guaranty of Payment Union Chartered Corporation as though Guarantor were a co-signer of the Participation Agreement. This undertaking shall be independent of the guaranty obligations hereinabove set forth and, upon default by Seller in payment of any or all of the financial liabilities of the Seller and/or default in any or all of the Performance Obligations of the Seller, GB may pursue its remedies against Seller and/or Guarantor, in its capacity as primary obligor, and/or Guarantor in its capacity as a guarantor, at GB's sole and exclusive option.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

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GUARANTOR:

FINET.COM, INC.

By ______________________
         Rick Cossano
         Chief Executive Officer and President



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